UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 15, 2010

CATALYST GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)

POP STARZ VENTURES 3, INC.
(Former Name of Registrant)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53412	26-3142811
(Commission File Number)	(IRS Employer Identification No.)

1739 Creekstone Circle San Jose, CA	95133
(Address of Principal Executive Offices)	(Zip Code)

(408) 691-0806
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 6, 2009 we entered into an agreement with Real Estate Promotional Services, Inc., (“REPS”) a recently formed Florida corporation (the “Agreement”) whereby we agreed to purchase all of the issued and outstanding shares of common stock of REPS in consideration for the issuance of a convertible debenture in the amount of $250,000. The convertible debenture provides for interest at the rate of 10% per annum and will be due and payable six months from the closing date of the transaction. The debenture may be converted into shares of the Company’s common stock at the conversion rate of $1.00 per share at the option of either the Company or Jeff Crowe, the sole shareholder of REPS. The historical operations of the company were conducted in a sole-proprietorship called REPS.

Prior to the execution of the Agreement, there was no pre-existing relationship between any officer or director of the Company or any officer, director or shareholder of REPS.

 FORWARD-LOOKING INFORMATION

The statements contained in this Form 8-K that are not historical fact are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein are based on current expectations that involve a number of risks and uncertainties. These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates,” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The Company wishes to caution the reader that its forward-looking statements that are not historical facts are only predictions. No assurances can be given that the future results indicated, whether expressed or implied, will be achieved. While sometimes presented with numerical specificity, these projections and other forward-looking statements are based upon a variety of assumptions relating to the business of the Company, which, although considered reasonable by the Company, may not be realized. Because of the number and range of assumptions underlying the Company’s projections and forward-looking statements, many of which are subject to significant uncertainties and contingencies that are beyond the reasonable control of the Company, some of the assumptions inevitably will not materialize, and unanticipated events and circumstances may occur subsequent to the date of this report. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information. Therefore, the actual experience of the Company and the results achieved during the period covered by any particular projections or forward-looking statements may differ substantially from those projected. Consequently, the inclusion of projections and other forward-looking statements should not be regarded as a representation by the Company or any other person that these estimates and projections will be realized. The Company’s actual results may vary materially. There can be no assurance that any of these expectations will be realized or that any of the forward-looking statements contained herein will prove to be accurate.

Section 9 – Financial Statements and Exhibits

We are in the process of filing an S1; expanded financial statements will be provided in that filing which is anticipated to be in approximately 30 days.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1  Purchase & Share Exchange Agreement

Exhibit 10.2  Convertible Debenture

LEVY & ASSOCIATES

2101 NW CORPORATE BLVD. #317

BOCA RATON, FL  33431

(561) 998-7770

AUDITOR’S REPORT

TO THE OWNERS

REPS GRAPHIC DESIGN AND PRINTING

We have audited the accompanying balance sheet of REPS GRAPHIC DESIGN AND PRINTING as of December 31, 2007 and 2008, and the related statements of revenues and expenses, changes in retained earnings, and cash flows for the years then ended.  These financial statements are the responsibility of management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of REPS GRAPHIC DESIGN AND PRINTING as of December 31, 2007 and 2008 and the results of its operation and its cash flow for the period then ended in conformity with generally accepted accounting principles.

Respectfully submitted,

Levy & Associates

January 18, 2010

REPS GRAPHIC DESIGN AND PRINTING
BALANCE SHEET
AS OF DECEMBER 31, 2008 AND 2007

	2008	2007
ASSETS

CURRENT ASSETS:
Cash	$8,274	$(4,636)
Trade Receivables	8,252	4,618
Total current assets	16,526	(18)

TRADE ASSETS	$16,526	$(18)

LIABILITIES AND OWNER'S EQUITY

CURRENT LIABILITIES:
Sales Tax Payable	$179	$236
Wells Fargo Payable	7,605	1,938
Total current liabilities	7,784	2,174

LONG-TERM LIABILITIES
Opticom Services	15,765	29,850
Total long-term liabilities	15,765	29,850

OWNER'S EQUITY
Owner's Equity	$(32,042)	$33,928
Net Income	25,019	(65,970)
Total owner's equity	(7,023)	(32,042)

TOTAL LIABILITIES AND OWNER'S EQUITY	$16,526	$(18)

See accompanying notes and auditors' report.

REPS GRAPHIC DESIGN AND PRINTING
STATEMENT OF OPERATIONS AND OWNER’S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	2008	2007

REVENUES	$404,551	$503,124

COST OF GOODS SOLD	(56,972)	(200,932)

GROSS PROFIT	347,579	302,192

OPERATING EXPENSES:
Automobile Expense	233	–
Bad Debt Expense	–	300
Computer Expense	4,050	3,791
Donations	1,207	704
Dues and Subscriptions	2,817	6,951
Equipment Rental	21,188	21,891
Insurance	5,339	4,395
Interest	23,291	20,332
Miscellaneous	188	13
Office Expense	45,078	63,205
Postage and Courier	10,336	13,754
Professional Fees	3,538	2,904
Rent	14,513	14,948
Repairs & Maintenance	43	231
Salaries & Payroll Taxes	183,186	177,211
Supplies	1,014	18,207
Taxes & Licenses	809	15,452
Telephone	3,335	1,627
Travel	36	367
Utilities	2,359	1,879
Total Operating Expenses	322,560	368,162

INCOME FROM OPERATIONS	25,019	(65,970)

OWNER'S EQUITY, BEGINNING OF YEAR	(32,042)	33,928

OWNER'S EQUITY, END OF YEAR	$(7,023)	$(32,042)

See accompanying notes and auditors' report.

REPS GRAPHIC DESIGN AND PRINTING
STATEMENT OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$25,019	$(65,970)
Adjustments to reconcile net income to total cash
provided by operating activities
Decrease (Increase) in:
Accounts Receivable	(3,634)	4,548
Note Receivable	–	300

(Decrease) Increase in:
Sales Tax Payable	(57)	9
Lines of credit borrowed, net of repayments	5,667	1,938

Net cash provided by operating activities	26,995	(59,175)

CASH FLOWS FROM INVESTING ACTIVITIES:
	–	–
Net cash used by investing activities	–	–

CASH FLOWS FROM FINANCING ACTIVITIES:

Long-term note net borrowing (repayments)	(14,085)	29,850
Owner’s distributions	–	(2,685)

Net cash used by financing activities	(14,085)	27,165

NET INCREASE / (DECREASE) IN CASH	12,910	(32,010)

CASH, BEGINNING OF YEAR	(4,636)	27,374

CASH, END OF PERIOD	8,274	(4,636)

Supplemental data:
Interest Paid	23,291	20,332

See accompanying notes and auditors' report.

REPS GRAPHIC DESIGN AND PRINTING

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2008 AND 2007
1.           Nature of Operations and Significant Policies

Nature of Operations — REPS GRAPHIC DESIGN AND PRINTING (the “Company”)

Real Estate Promotional Services (REPS) is a Campbell, California, based company that consults, designs, and delivers marketing collateral for the real estate industry and individual/small businesses. The products include post cards, glossy brochures, creative design and mailing services that promote the listing property, real estate agent, small business or individual.

REPS focuses on a local region. It consults designs and delivers real estate marketing collateral and consulting to promote real estate agents and their listed properties and help sell homes, as well as related industries like mortgage and title company representatives who also need to promote themselves. Recognizing similar needs of individuals and small business; REPS also services this customer base as a small portion of the overall business. REPS was started in 1998 by Jeff Crowe and is operated as sole proprietorship.

Use of Estimates — Management uses estimates in preparing these financial statements in accordance with Generally Accepted Accounting Principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Cash — Cash consists of a bank checking account.

Accounts Receivables — Accounts receivable are recorded when invoices are issued and are presented in the balance sheet net of the allowance for doubtful accounts. Accounts receivables are written off when they are determined to be uncollectible. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

Income Taxes — The Company is a sole proprietorship and taxed on the owner’s individual tax return. As such, no provision for income taxes has been accrued.

Revenue and Cost Recognition — The Company recognizes revenues based on an accrual basis in accordance with GAAP. Revenue is recognized when earned and shipment and invoices have been executed. Selling, general, and administrative costs are charged to expenses as incurred.

2.           Current and Long Term Debt

Current Liability

The current liability is a business line of credit from Wells Fargo which is accessed by a credit card. The credit limit is $45,000 and the current interest rate is 6.75%.

Long Term Debt

The long-term loan is a business instrument from Opticom Services in San Diego, California. The term of the loan is 10 years beginning in January 2000.  The loan was originally made to Jeff Crowe, individually, and assumed by the Company in 2007. The loan carries an interest rate of 11.32% with monthly payments of $1,395.68.

3.           Concentration of Credit Risk

The Company maintains cash deposits in a commercial bank account, which at times may exceed the amount covered by the insurance provided by the U. S. Federal Deposit Insurance Corporation (FDIC). The Company has not experienced any losses in such accounts and believes that there is no significant risk with respect to these deposits.

4.           Commitments

The Company subleases office space from Campbell Express of the rate of $1,050 per month. This sublease is a month-to-month arrangement with no written rental agreement.

5.           Subsequent Event

Subsequent to the date of these financial statements, the Company formed a Florida corporation named Real Estate Promotional Services, Inc. (REPS) and transferred all of its assets into this corporation. On November 6, 2009, this new entity entered into an agreement with Catalyst Group Holdings Corp. (Catalyst) wherein Catalyst agreed to purchase all of the issued and outstanding shares of common stock of REPS for a convertible debenture in the amount of $250,000. The convertible debenture provides for interest at the rate of 10% per annum and will be due and payable six months from the closing date. The debenture may be converted into shares of Catalyst’s common stock at the conversion rate of $1.00 per share at the option of either Catalyst or Jeff Crowe, the sole shareholder of REPS.

REPS GRAPHIC DESIGN AND PRINTING
BALANCE SHEET
AS OF SEPTEMBER 30, 2009

ASSETS

CURRENT ASSETS:
Cash	$9,233
Trade Receivables	9,180
Total current assets	18,413

TRADE ASSETS	$18,413

LIABILITIES AND OWNER'S EQUITY

CURRENT LIABILITIES:
Sales Tax Payable	$1,280
Wells Fargo Payable	44,219
Total current liabilities	45,499

LONG-TERM LIABILITIES
Opticom Services	4,109
Total long-term liabilities	4,109

OWNER'S EQUITY
Owner's Equity	$(7,023)
Net Income	(24,172)
Total owner's equity	(31,195)

TOTAL LIABILITIES AND OWNER'S EQUITY	$18,413

See accompanying notes and auditors’ report.

REPS GRAPHIC DESIGN AND PRINTING
STATEMENT OF OPERATIONS AND OWNER’S EQUITY
FOR THE PERIOD ENDED SEPTEMBER 30, 2009

REVENUES	$240,144

COST OF GOODS SOLD	(26,890)

GROSS PROFIT	213,254

OPERATING EXPENSES:
Automobile Expense	272
Computer Expense	1,600
Donations	823
Dues and Subscriptions	183
Equipment Rental	12,956
Insurance	1,182
Interest	30,540
Miscellaneous	10,048
Office Expense	25,499
Postage and Courier	2,049
Professional Fees	906
Rent	9,511
Repairs & Maintenance	20
Salaries & Payroll Taxes	136,730
Taxes & Licenses	381
Telephone	2,708
Utilities	2,018
Total Operating Expenses	237,426

INCOME FROM OPERATIONS	(24,172)

OWNER'S EQUITY, BEGINNING OF YEAR	(7,023)

OWNER'S EQUITY, END OF YEAR	$(31,195)

See accompanying notes and auditors’ report.

REPS GRAPHIC DESIGN AND PRINTING
STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED SEPTEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$(24,172)
Adjustments to reconcile net income to total cash
provided by operating activities
Decrease (Increase) in:
Accounts Receivable	(928)

(Decrease) Increase in:
Sales Tax Payable	1,101
Lines of credit borrowed, net of repayments	36,314

Net cash provided by operating activities	12,615

CASH FLOWS FROM INVESTING ACTIVITIES:
–
Net cash used by investing activities	–

CASH FLOWS FROM FINANCING ACTIVITIES:

Long-term note net borrowing (repayments)	(11,656)

Net cash used by financing activities	(11,656

NET INCREASE / (DECREASE) IN CASH	959

CASH, BEGINNING OF YEAR	8,274

CASH, END OF PERIOD	9,233

Supplemental data:
Interest Paid	30,540

See accompanying notes and auditors’ report.

REPS GRAPHIC DESIGN AND PRINTING

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED SEPTEMBER 30, 2009

1.           Nature of Operations and Significant Policies

Nature of Operations — REPS GRAPHIC DESIGN AND PRINTING (the "Company")

Real Estate Promotional Services (REPS) is a Campbell, California, based company that consults, designs, and delivers marketing collateral for the real estate industry and individual/small businesses. The products include post cards, glossy brochures, creative design and mailing services that promote the listing property, real estate agent, small business or individual.

REPS focuses on a local region. It consults designs and delivers real estate marketing collateral and consulting to promote real estate agents and their listed properties and help sell homes, as well as related industries like mortgage and title company representatives who also need to promote themselves. Recognizing similar needs of individuals and small businesses, REPS also services this customer base as a small portion of the overall business.  REPS was started in 1998 by Jeff Crowe and is operated as a sole proprietorship.

Use of Estimates — Management uses estimates in preparing these financial statements in accordance with Generally Accepted Accounting Principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Cash — Cash consists of a bank checking account.

Accounts Receivables — Accounts receivable are recorded when invoices are issued and are presented in the balance sheet net of the allowance for doubtful accounts. Accounts receivables are written off when they are determined to be uncollectible. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

Income Taxes — The Company is a sole proprietorship and taxed on the owner's individual tax return. As such, no provision for income taxes has been accrued.

Revenue and Cost Recognition — The Company recognizes revenues based on an accrual basis in accordance with GAAP. Revenue is recognized when earned and shipment and invoices have been executed. Selling, general, and administrative costs are charged to expenses as incurred.

2.           Current and Long Term Debt

Current Liability

The current liability is a business line of credit from Wells Fargo which is accessed by a credit card. The credit limit is $45,000 and the current interest rate is 6.75%.

Long Term Debt

The long-term loan is a business instrument from Opticom Services in San Diego, California. The term of the loan is 10 years beginning in January 2000.  The original loan was made to Jeff Crowe, individually, and assumed by the Company in 2007. The loan carries an interest rate of 11.32% with monthly payments of $1,395.68.

3.           Concentration of Credit Risk

The Company maintains cash deposits in a commercial bank account, which at times may exceed the amount covered by the insurance provided by the U. S. Federal Deposit Insurance Corporation (FDIC). The Company has not experienced any losses in such accounts and believes that here is no significant risk with respect to these deposits.

4.           Commitments

The Company subleases office space from Campbell Express of the rate of $1,050 per month. This sublease is a month-to-month arrangement with no written rental agreement.

5.           Subsequent Event

Subsequent to the date of these financial statements, the Company formed a Florida corporation named Real Estate Promotional Services, Inc. (REPS) and transferred all of its assets into this corporation. On November 6, 2009, this new entity entered into an agreement with Catalyst Group Holdings Corp. (Catalyst) where Catalyst agreed to purchase all of the issued and outstanding shares of common stock of REPS for a convertible debenture in the amount of $250,000. The convertible debenture provides for interest at the rate of 10% per annum and will be due and payable six months from the closing date. The debenture may be converted into shares of Catalyst's common stock at the conversion rate of $1.00 per share at the option of either Catalyst or Jeff Crowe, the sole shareholder of REPS.

Pro-forma financial statements

	8/31/2009	9/30/2009
	Catalyst	Rep's Web	Proforma

Assets

Cash	-	9,233	9,233

Accounts Receivable		9,180	9,180

Due from related parties	15,000	-	15,000

Total assets	15,000	18,413	33,413

Liabilities

Accounts Payable	233	1,280	1,513

Loan payable		48,328	48,328

Due to related parties	75,698	-	75,698

Total liabilities	75,931	49,608	125,539

Additional paid in capital	8,759		8,759

Common stock	1,045		1,045

Retained earnings	(70,735)	(31,195)	(101,930)

Total Equity	(60,931)	(31,195)	(92,126)

Total Liabilities & Equity	15,000	18,413	33,413

Revenues		240,144	240,144

Cost of Sales	-	(26,890)	(26,890)

Gross profit		213,254	213,254

G & A	(67,881)	(237,427)	(305,308)

Net income	(67,881)	(24,173)	(92,054)

REAL ESTATE PROMOTIONAL SERVICES, INC.

The Company

Real Estate Promotional Services (REPS) is a Campbell, CA based company that consults, designs and delivers marketing collateral for the real estate industry and individual/small businesses.  The products include post cards, glossy brochures, creative design and mailing services that promote the listing property, real estate agent, small business or individual.

REPS focuses on a local region. It consults, designs and delivers real estate marketing collateral and consulting to promote real estate agents and their listed properties and help sell homes, as well as related industries like mortgage and title company representatives who also need to promote themselves.  Recognizing similar needs of individuals and small businesses, REPS also services this customer base as a small portion of the overall business. REPS was started in 1998 by Jeff Crowe.

Relevant Events and Acquisition

REPS was launched with equipment, supplies and a contract with Cornish & Carey’s for immediate business, allowing it to become profitable in its second year of operation, 1999.  In 2000, REPS acquired the design and print business from a high-end collateral competitor in south San Jose, Opticom, Inc.   REPS purchased the piece of Opticom’s business for $15,000.  The client list that came with the purchase was for Opticom’s high-end “showcase” customers and added this product segment to the company portfolio.

The Opportunity

Real Estate

REPS is uniquely positioned as the only marketing company solely focused on providing individualized products and services to real estate agents and small/individual businesses in its region. The local opportunity is over 20,000 real estate agents in the San Francisco bay area and the Sacramento area that list houses and use printed and web collateral to sell their listings.  Additionally, individuals that create their own business need similar services and products as real estate agents.

Non- Real Estate Opportunities: Individuals and Small Businesses

Individuals starting small businesses see a similar scenario.  In good economic times, people feel OK to branch out on their own, and hence need a way to cost effectively create an identity and marketing collateral for themselves. In tough times with people losing their regular jobs, many will start consulting or start a side business to try and bring in income.  Again here, they will need the same marketing materials.

In Silicon Valley alone, there are over a hundred filings of “DBAs” per week where people must publicly state they are going into business for themselves.  These filings are in local newspapers and some specific newspapers focused on business in the area (i.e. Silicon Valley Business Journal).  This provides REPS with instant, continual flow of leads every week.

These customers typically need to get themselves established and presentable as a business, so they will need an identity (logo, font and color scheme), business cards, letterhead and envelopes.  Some need a basic web site.

Each opportunity for these types of customers represents a potential of $399 to $599 per transaction, depending on the services they decide to use.

Business Model

The business model that has been used by REPS thus far has been to get new customers by word of mouth, little to moderate promotion and through the purchase of Opticom’s (formerly a full-service real estate marketing firm) collateral business.  The sales cycle is very short and decisions are made by agents immediately.

For real estate customers, the agent picks out a product and provides some vital information.  REPS faxes or emails a “proof” to the agent for approval or changes.  Upon acceptance, the job is printed and delivered.  Their credit card is billed upon completion of the job for immediate payment and revenue is recognized.

For small businesses or individuals there a very similar process is used, which is quick turn, small print runs and creative design work.

Sales Cycle and Order Process Cycle

The sales cycle for a collateral product is very short and many customers repeat business.  The effective pricing allows agents to “try them out” with little monetary risk, typically about $100.

The order process cycle is relatively quick, depending on the agent’s needs and urgency.  A product turnaround is promised in two to three days, but REPS frequently completes jobs within 24 hours.  An expedite fee is charged for same day orders.

Products and Services
REPS’ products are marketing services and collateral design to help real estate agents sell their services and listed homes. All products and services are designed to save agents’ time and ease their mind about marketing homes.  Similar products are offered to individuals and small businesses to promote their businesses and products.

Post cards – “Just Listed” or “Just Sold” cards are common for real estate and promoting a new business for small businesses

Brochures – black and white or color brochures combining text, graphics and images on light-weight or heavy stock paper

Showcase – high-gloss paper, high-quality brochure that contain multiple color photos and information for high-end homes or products

Web site development – small, personal web sites for agents or individuals

Most of the services REPS provides are, or can be, included in the price of the delivered products, such as delivery, design services, consulting and photography of high-end homes. These services can be purchased without being tied to a specific product.

Mailing services

REPS has direct mail capability, as well as a bulk mail indicia, so customers do not need to get their own bulk permit.  Direct mail minimum is 200 pieces and the capability is up to 20,000 for a fast turnaround.  Larger orders can be accommodated, but will require additional time.  REPS has mailing software to manage mailing lists, clean up addresses and sort for the lowest postage.  Additionally, barcoding capability is available to reduce postage to the lowest possible rate.

Consulting services

These services help agents determine which product(s) are best for their approach to selling a listed home.  Also, other selling tactics and strategies are offered.

Design services

The design services are included in the development of marketing collateral, some customers may want services for their non-real estate needs, such as personal signs or cards.  Design services are charged by the hour.

Photography service

Photographs can be taken of a house for use in a flyer or showcase, via digital camera or standard film camera.  This service can be available for small businesses as well for person head-shot or product imaging.

Delivery

For printing and delivery outside of the local area, REPS has contracted with Kinko’s for printing and delivery for basic flyers.  This allows REPS to service customers with the same turnaround anywhere in the country.

Customer Segments, Buyer Decision Making Issues

REPS’ customer base can be divided in six segments:

•	Real Estate Agents
•	Real Estate Companies
•	Mortgage Companies
•	Title Companies
•	Individuals operating a business
•	Small businesses

Real estate agents are REPS primary clients and represents 80% of its total business today, with a growth plan to expand to individuals and small businesses and balance the customer base. Real estate and related segments have very specific needs in terms of the quality of the products and places a lot of value on their time. Agents indicate they prefer to devote their energy to make contacts and sell homes instead of developing marketing pieces for which they don’t have the necessary equipment or time. At current REPS price levels, this customer segment shows very low price sensitivity usually ordering the most expensive and best quality products. Agents expect superior customer service like being able to place orders via phone or fax and have the products available within a short period. Once agents work with a reliable company, they demonstrate high loyalty and are very unlikely to switch suppliers. Higher quality products and time saving are the two main needs that REPS has been trying to satisfy during the past three years.

Secondary customers are mortgage and title companies and agents. These customer segments share some of the real estate agent segment requirements in terms of high quality products but are more price-sensitive and usually place large orders but the purchase frequency rate is lower.

The growth to include individuals and small businesses will diversify the customer base and will leverage the current core competency and skill set.  Additionally, the average sale target for the new segments will be $450, rather than the >$200 in the real estate segments.

Target Market and Size

95% of active agents use marketing collateral, like that produced by REPS.  In Silicon Valley, agents use REPS an in-office service or themselves.

Customers typically order from REPS more than once, but about 17% of the customers are the “regulars,” that bring all their business there.  These 100 or so customers account for about 60% of the current year’s revenue.

A realtor will have from one to twenty listings actively managed at any given time.  Gaining all the business from a single agent can be lucrative, from $100 to $5,000 per year.

	REPS	Print Shops	Agents
Time saving	Y	?	N
Low cost	Y	N	Y
Reliability	Y	Y	?
Flexibility	Y	?	?
High quality	Y	Y	?
Full service	Y	?	N
Ease of doing business	Y	?	?

Competitive Advantage

Their small size provides them with three competitive advantages over their two main competitors (agents doing it themselves and existing print shops)

1.	Ease of doing business – small business and limited number of customers that provide the majority of orders.
2.	Flexibility – a small business can be flexible with variations and last minute changes. Also, their wide variety of printers allow small jobs, where their competition has larger scale printers.
3.
Lower cost, competitive prices - Due to REPS efficient equipment, the cost of producing the marketing pieces is relatively low which allow it to price its products lower than competitors or to have better margins.

Marketing and Growth Plan

With REPS’ design and print process in a very efficient state, their process capability (equipment and office space) can accommodate twice the current business.  With the fixed and overhead costs in place, the variable costs to fill up the capacity is marginal, which is the labor required to design and deliver.

Scalable and Reproducible Process – Key to Success
Ensure current process is scalable and easily reproducible.  With the ordering/approval and design processes in an efficient state, if an employee is sick or out on vacation, business operations can continue effectively.  New innovations in printer/copiers, investing in new lease agreements will expand capabilities or further improve efficiency, such as variable data to individualize printed marketing material merging mailing lists, as well as faster printing.  With lease agreements including consumable inks and maintenance, the COGS for print jobs is only the paper.

Making the process easily reproducible will enable quick launching of new office operations when expanding to new cities.

Marketing Budget

The budget will be distributed between some direct mail campaign, presentations and customer visits.

Marketing expenses will be considerably increased. The marketing campaign will consist mainly of direct mail and presentation to agents. Additionally, it could include presentations on trade shows. The distribution of the costs will be the following:

•	Direct mail campaign. REPS is planning to send at least 10,000 pieces of mail at $1/piece. It will be sent to agents in the Bay Area and Sacramento.

•	Sales presentation to agents. REPS will conduct at least two presentations per week during the year.

Management Team

Jeff Crowe - Owner/founder
David Ho – Founding employee and operations manager
Douglas Crowe – Founding partner/Graphic Design
Cameron T. Brett – Business Operations Manager

Risk factors

The following is a summary of certain material risks facing our business that should be carefully considered along with the other information contained or incorporated by reference in this prospectus. If any other material risks of which we are unaware later occur or become material, our business, financial condition, and operating results could be materially harmed.

Risks Related to our Business

Our revenues and profitability are heavily dependent on prevailing prices for our products and raw materials; if we are unable to pass cost increases along to our customers our margins and operating income may decrease.

As a producer, our revenue, gross margins and cash flow from operations are substantially dependent on the prevailing prices we receive for our products and the cost of our raw materials, neither of which we control. The factors influencing the sales price of printed materials include the supply price of paper and demand of our products and competition.

The price of paper, our principal raw material, is subject to market volatility as a result of numerous factors including, but not limited to, general economic conditions, weather, transportation delays and other uncertainties that are beyond our control. Due to such market volatility, we generally do not, nor do we expect to, have long-term contracts with our suppliers. As a result, we cannot assure you that the necessary raw materials will continue to be available to us at prices currently in effect or acceptable to us. In the event raw material prices increase materially, we may not be able to adjust our product prices, especially in the short-term, to recover such cost increases.  If we are not able to effectively pass these cost increases along to our customers, our margins will decrease and our operating income will suffer accordingly.

Our inability to continue to market our existing products and develop new products to satisfy our consumers’ changing preferences and internet use could materially adversely affect our operations and revenues.

The printing industry is subject to changing consumer preferences and increase in use of internet marketing, and shifts in consumer preferences may adversely affect us if we misjudge such preferences. In addition, sales are substantially dependent upon awareness and market acceptance of our products and brand by our targeted consumers.  We may be unable to achieve volume growth through product and packaging initiatives. We also may be unable to penetrate new markets. If our revenues decline, our business, financial condition and results of operations will be adversely affected.

Economic conditions have had and may continue to have an adverse effect on consumer spending on our products.

The worldwide economy is currently undergoing significant turmoil.  The adverse effect of a sustained international economic downturn, including sustained periods of decreased consumer spending, high unemployment levels, or declining consumer or business confidence, along with continued volatility and disruption in the credit, capital and real estate markets, will likely result in reduced demand for our products as consumers turn to cheaper substitute goods or forego certain purchases altogether.  To the extent the international economic downturn continues or worsens, we could experience a further reduction in sales volume, and if our operating costs and expenses are not reduced accordingly, it would adversely affect our revenues and results of operations.

Our success depends substantially on the continued retention of certain key personnel and our ability to hire and retain qualified personnel in the future to support our growth.

If one or more of our senior executives or other key personnel are unable or unwilling to continue in their present positions, we may not be able to replace them easily or at all, and our business may be disrupted and our financial condition and results of operations may be materially and adversely affected. While we depend on the abilities and participation of our current management team generally, we have a particular reliance upon Mr. Jeffrey Crowe, Chief Executive Officer of Rep’s Web. The loss of the services of Mr. Crowe for any reason could significantly impact our business and results of operations. Competition for senior management is intense and the pool of qualified candidates is very limited.  Accordingly, we cannot guaranty that the services of our senior executives and other key personnel will continue to be available to us, or that we will be able to find a suitable replacement for them if they were to leave.

The relative lack of public company experience of our management team may put us at a competitive disadvantage.

Our management team lacks public company experience, which could impair our ability to comply with legal and regulatory requirements such as those imposed by the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”). Aside from our contract SEC Accountant, Bob Bates, the individuals who now constitute our senior management have never had responsibility for managing a publicly traded company. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. Our senior management may not be able to implement programs and policies in an effective and timely manner that adequately respond to the increased legal, regulatory and reporting requirements associated with being a publicly traded company. Our failure to comply with all applicable requirements could lead to the imposition of fines and penalties and distract our management from attending to the growth of our business.

We may not have adequate or effective internal accounting controls.

We are constantly striving to improve our internal accounting controls. We hope to develop an adequate internal accounting control to budget, forecast, manage and allocate our funds and account for them. There is no guarantee, however, that any such improvements will be adequate or successful or that such improvements will be carried out on a timely basis. Rep’s Web has historically had a basic, loosely controlled bookkeeping system. As a result of these factors, we may experience difficulty in establishing accounting and financial controls, collecting financial data, budgeting, managing our funds and preparing financial statements, books of account and corporate records and instituting business practices that meet GAAP and SEC standards.

Rules adopted by the Securities and Exchange Commission (the “SEC”) pursuant to Section 404 of Sarbanes-Oxley require annual assessment of our internal control over financial reporting, and attestation of this assessment by the Company’s independent registered public accountants. The requirement that management perform an assessment of internal controls over financial reporting first applied to our Annual Report on Form 10-K for the fiscal year ending August 31, 2009 and the attestation requirement of management’s assessment by our independent registered public accountants will first apply to our Annual Report on Form 10-K for the fiscal year ending August 31, 2010. The standards that must be met for management to assess the internal control over financial reporting as effective are relatively new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards. Our lack of budget to cover the costs associated with Section 404 implementation may cause us to declare an adverse opinion on the controls audit. If, in the future, management identifies one or more material weaknesses in our internal controls over financial reporting, or our external auditors are unable to attest that our management’s report is fairly stated or to express an opinion on the effectiveness of our internal controls, this could result in a loss of investor confidence in our financial reports, have an adverse effect on our stock price and/or subject us to sanctions or investigation by regulatory authorities.

Our  operating history may not serve as an adequate basis to judge our future prospects and results of operations.

Although Rep’s Web revenues have grown since its inception, we cannot guaranty that we will maintain profitability or that we will not incur net losses in the future. We will continue to encounter risks and difficulties including the potential failure to:

•	obtain sufficient working capital to support our expansion;

•	expand our product offerings and maintain the high quality of our products;

•	manage our expanding operations and continue to fill customers’ orders on time;

•	maintain adequate control of our expenses allowing us to realize anticipated revenue growth;

•	implement our product development, marketing, sales, and acquisition strategies and adapt and modify them as needed;

•
anticipate and adapt to changing conditions in the industry resulting from changes in mergers and acquisitions involving our competitors, technological developments and other significant competitive and market dynamics.

If we are not successful in addressing any or all of the foregoing risks, our business may be materially and adversely affected.

We will encounter substantial competition in our business and any failure to compete effectively could adversely affect our results of operations.

There are currently a number of well-established companies producing products that compete directly with our product offerings, and some of those competitors have significantly more financial and other resources than we possess. We anticipate that our competitors will continue to improve their products and to introduce new products with competitive price and performance characteristics. Aggressive marketing or pricing by our competitors or the entrance of new competitors into our markets could have a material adverse effect on our business, results of operations and financial condition.

We may not be able to successfully introduce new products, which could decrease our profitability.

Our future business and financial performance depends, in part, on our ability to successfully respond to consumer preference by introducing new products and improving existing products. We incur significant development and marketing costs in connection with the introduction of new products. Successfully launching and selling new products puts pressure on our sales and marketing resources, and we may fail to invest sufficient funds in order to market and sell a new product effectively.  If we are not successful in marketing and selling new products, our results of operations could be materially adversely affected.

We may need additional capital to fund our future operations and, if it is not available when needed, we may need to reduce our planned development and marketing efforts, which may reduce our sales revenues.

We believe that our existing working capital, along with cash from operations, will allow us to meet our working capital requirements for 2010.  However, if cash from future operations is insufficient, or if cash is used for other currently unanticipated uses, we may need additional capital from outside sources. Our ability to raise capital in the future will depend on a number of factors, including our financial condition and results of operations and the conditions in the relevant financial markets. We cannot assure you that additional capital, if required, will be available on acceptable terms, or at all. If we are unable to obtain financing on a timely basis and on acceptable terms, we may be required to reduce the scope of our planned expansions, product development and marketing efforts, and in turn our financial position, competitive position, growth and profitability may be adversely affected.

To the extent that we do raise additional capital through the sale of equity or convertible debt securities, the issuance of such securities would result in dilution of the shares held by existing stockholders and could provide purchasers certain rights, preferences and privileges senior to our Common Stock.

We may not be able to effectively control and manage our growthin order to meet demand, and a failure to do so could adversely affect our operations and financial condition.

If our business and markets continue to grow and develop, it will be necessary for us to finance and manage our growth effectively in order to meet demand. In addition, we may face challenges in expanding our current facilities, integrating acquired businesses with our own, and managing expanding product offerings. We may not respond quickly enough to the increased demands caused by such growth on our existing management, workforce and facilities. Failure to effectively deal with such increased demands could interrupt or adversely affect our operations and cause production backlogs, longer product development time frames and administrative inefficiencies.

Our business and results may be subject to disruption from work stoppages, terrorism or natural disasters.

Our operations may be subject to disruption for a variety of reasons, including work stoppages, acts of war, terrorism, pandemics, fire, earthquake, flooding or other natural disasters. If a major natural disaster were to occur in either of the regions where our facilities or main offices are located, our facilities or offices could be damaged or destroyed. Such a disruption could result in the temporary or permanent loss of critical data, suspension of operations, delays in shipments of product, and disruption of business generally, which would adversely affect our revenue and results of operations.

Critical Success Factors

A key to success will be REPS ability to execute on the marketing promotion to gain market share in the bay area and expand in major cities across the US.  During the growth phase, REPS needs to build on a model that is very open, but difficult to duplicate, where customer service, flexibility and the fastest turnaround delivery are a given.

Additionally, the financial ability to implement marketing and growth plans is critical to expand the proven process to service a large customer base.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalyst Group Holdings Corp.

Date: January 22, 2010	By:	/s/ Kenneth Green
Kenneth Green
Chief Executive Officer